       United Trust Group, Inc. Employee and Director Stock Purchase Plan

                                  COMMON STOCK
                                 (no par value)

Background

United Trust Group,  Inc. is an Illinois  corporation  and an insurance  holding company.

We desire to offer  employees and directors of United Trust Group,  Inc. and its subsidiaries  the  opportunity  to invest in shares of our  common  stock.  This document  describes  the plan we have  established  under  which  employees  and directors may purchase shares of United Trust Group, Inc. common stock.

Investing  in shares  under the plan is not  without  risks.  The price at which shares  are being  offered  under  this plan is not based on market  price,  and employees and  directors  investing in shares under the plan will be required to execute a stock restriction  agreement.  The stock restriction agreement imposes significant  restrictions on the  transferability of shares, and fixes the price at which a participant in the plan may be required to sell shares back to United
Trust  Group,  Inc.  based on the  change in the book value of the  shares,  not market value.

A note about United Trust Group, Inc.

United Trust Group, Inc. is a publicly-held  company that files reports with the
Securities and Exchange  Commission  pursuant to the Securities  Exchange Act of
1934. Until recently,  our common stock was traded on the Nasdaq Small Cap Stock
Market.  Effective  December 31, 2001, we voluntarily  de-listed our shares from
Nasdaq,  and our  shares  are now traded  sporadically  in the  over-the-counter market.

Jesse  Correll,  and  his  affiliates  and  associates  own a  majority  of  our outstanding shares of common stock.

How many shares may be issued under the plan

The board of directors has  authorized the issuance of a total of 400,000 shares of common stock  pursuant to this plan.  The number of shares  authorized  to be issued under the plan will be subject to adjustment  proportionately if there is a stock dividend,  stock split or similar  recapitalization event resulting in a change in shares of United Trust Group, Inc.

How the plan operates

     Annual offering of shares. Eligible employees and directors of United Trust
Group,  Inc. and its  subsidiaries  may be offered the opportunity to purchase a limited  amount of shares of United  Trust Group under the plan  annually.  Each annual offering, if made, will remain open for a period of 30 days, during which directors and eligible employees selected by our board of directors may elect to purchase  shares of United  Trust  Group,  Inc.  under the plan.  An election to purchase  shares  will not be  valid  unless  the  employee/director  meets  the eligibility requirements to participate in the plan and, prior to the end of the offering period,

     (1)  the  employee/director  delivers to United Trust Group, Inc. a signed, completed subscription  agreement,  in the form attached as Exhibit A, together with payment in full of the purchase price of the shares, and

     (2)  the employee/director signs and delivers to United Trust Group, Inc. a stock restriction agreement, in the form attached as Exhibit B.

     Limit on number  of shares  that may be  purchased  annually.  The board of directors of United Trust Group,  Inc.  shall have  discretion  to determine the number of shares to be offered in any annual offering subject to the limitations in this plan and to  determine  the number of shares,  if any,  to be offered to each  director or eligible  employee in an annual  offering  under the plan.  No fractional shares will be issued,  and any fractions will be rounded down to the next whole number.

     Closing of annual  offering.  The closing of an annual  offering will occur within [5] business days  following the end of the annual  offering  period.  At that time,  certificates  representing  the shares  purchased by a participating employee in an annual offering will be issued,  in the name of the participating employee, and, if there has been an oversubscription,  any excess funds received will be returned, by check, to participating employees (without interest).

     Timing of annual  offerings.  The board of directors of United Trust Group,
Inc. will  determine if and when annual  offerings of shares under the plan will be made.

     Price of shares in an annual  offering.  The price at which  shares will be offered in the first  annual  offering  has been  arbitrarily  set at $12.00 per share.  At each annual  offering  thereafter,  the board of  directors of United
Trust Group,  Inc.  will fix the price at which shares will be offered under the plan at the time it authorizes  the annual  offering.  In any case, the price at which  shares  will be offered  under the plan will not be less than 100% of the fair market value of shares of United Trust Group, Inc. at the time the offering is authorized by the United Trust Group, Inc. board of directors.

Eligibility requirements for participants

The board of  directors of United Trust Group,  Inc.  shall have  discretion  to select the directors and eligible employees who will be extended the opportunity to  purchase  shares in any  annual  offering  under the plan.  Only  individual employees of United Trust Group,  Inc. or its  subsidiaries who either (1) serve as directors of United Trust Group,  Inc. or its  subsidiaries  or (2) have been employed  full-time by United Trust Group, Inc. or its subsidiaries for at least
1 year at the time of an  offering  of  shares  under the plan are  eligible  to participate  and purchase  shares in that  offering  under the plan.  Any person serving as a director of United Trust Group,  Inc. or any of its subsidiaries at the time of an offering of shares under the plan is eligible to participate  and purchase shares in that offering under the plan.

The board of  directors  of United  Trust  Group,  Inc.  may refuse to issue any shares  to a  person  if it  determines,  in  good  faith,  that  the  foregoing eligibility requirement was not met either during the annual offering period and at the time of the closing of the offering.  Independent  contractors  and other individuals  who are not employees or directors are not eligible to  participate in the plan.

The  employment  relationship  will be treated  as  continuing  intact  while an employee  is on sick leave or other bona fide leave of absence  for a period not to exceed 90 days.  Where the period of leave  exceeds 90 days,  the  employment relationship will be deemed terminated on the 91st day of such leave.

The opportunity to participate in the plan is personal to eligible employees and directors  selected  by  the  board  of  directors.  No  right  with  regard  to participation  in the plan or right to  purchase  and  receive  shares of United
Trust  Group,  Inc.  under the plan may be  assigned,  transferred,  pledged  or otherwise  disposed of in any way by a participating  employee or director.  Any such  attempted  assignment,  transfer,  pledge,  or other  disposition  will be without effect.  An eligible  employee's or director's  right to purchase shares under  the plan may be  exercised  only  during  the  employee's  or  director's lifetime.

A participating employee or director will have no interest in, or rights to, any shares under the plan until the certificate represented shares purchased by that participating employee has been issued.

Who administers the plan

The plan is administered  by the board of directors of United Trust Group,  Inc.
The board of directors of United Trust Group,  Inc. has full power and authority to  construe,  interpret  and  administer  the  plan  and may  adopt  rules  and regulations  for  carrying  out the  plan.  The  board  of  directors  may  make arrangements for individuals or organizations to assist in the administration of the plan.  Decisions made by the board of directors of United Trust Group,  Inc.
in the administration of the plan are final and binding absent manifest error.

Conditions of the plan

It is a condition of any offer of shares under this plan that the offer and sale of the shares are either exempt from the registration requirements imposed under the  Securities  Act of 1933 and applicable  state  securities  laws or are duly registered  in  compliance  with  such  registration  requirements,  and will be administered  accordingly.  United  Trust Group,  Inc.  will not be obligated to offer or issue any shares under this plan if it determines,  in good faith, that the offering or issuance of such sale violates any law.

Until the shareholders of United Trust Group,  Inc. approve the participation of directors  in the  plan,  directors  of United  Trust  Group,  Inc.  will not be entitled to participate  in the plan, or in any offering under the plan,  unless they are otherwise  entitled to participate in the plan as eligible employees of
United Trust Group, Inc. and its subsidiaries.

Transfer restrictions

Shares  issued  under  the  Plan  shall  be  subject  to  the   restrictions  on
transferability  contained in the stock  restriction  agreement  and  applicable restrictions under federal and state securities laws.

Amendment and termination of the plan

The plan may be amended or  terminated by the board of directors of United Trust
Group, Inc. at any time.

Construction of plan

This plan shall be governed by the laws of Illinois.

No  provision  of this plan shall be construed as giving any person any right he would not otherwise  have to become or remain an employee of United Trust Group,
Inc. or any of its subsidiaries or any other right not expressly created by such provision.

No provision of this plan shall be construed as requiring  Jesse  Correll or any of his  associates  or  affiliates  to acquire or retain  ownership of shares of
United  Trust  Group,  Inc.,  or restrict  in any way the  issuance of shares of
United  Trust  Group,  Inc. or the transfer of ownership or control of shares of any of United Trust Group, Inc. or any of its subsidiaries.

This plan is not intended to qualify as an "employee  stock purchase plan" under
Section 423 of the Internal Revenue Code.

Date approved by the board of directors of United Trust Group,  Inc.:  March 26,
2002

Date approved by the shareholders of United Trust Group, Inc.: June 11, 2002

                            UNITED TRUST GROUP, INC.

                            __________________
                           Theodore C. Miller, Secretary

                                                                       Exhibit A
       United Trust Group, Inc. Employee and Director Stock Purchase Plan

                            Notice of Offering and
                             Subscription Agreement

To:

                    Name:_____________________________________________________

       Residence address:_____________________________________________________

          Positions with
     United Trust Group,
         Inc. and/or its
            subsidiaries:

     Date offer extended:_____________________________________________________

      Date offer expires:_____________________________________________________

Note:The date the offer  expires is the  deadline  for  accepting  this offer to purchase shares.

     United Trust Group,  Inc.  (the  "Company") is offering  selected  eligible employees and directors the  opportunity  to purchase  shares of common stock of the Company pursuant to the United Trust Group, Inc. Employee and Director Stock
Purchase Plan (the "Plan").  You are being extended the  opportunity to purchase the  number of shares  set out below in the  offering,  subject to the terms and conditions of the Plan.

     Aggregate number of
          shares you can
         purchase in the
                offering:_____________________________________________________

         Price per share:_____________________________________________________

If you desire to accept the offer and purchase  the shares,  you must deliver to the Company by the close of business on the date the offer expires:

• The following  Subscription  Agreement,  signed and completed by you, and
• Payment  for the  shares  you  elect  to  purchase,  and The  Stock
       Restriction and
• Buy-Back  Agreement required by the Plan, signed by
       you.

          A copy of the Plan and the Prospectus providing  information about the
     Plan and the shares of common stock being offered  accompanies  this Notice of Offering and Subscription Agreement.

         The Company reserves the right to terminate this offering at any time.

                            UNITED TRUST GROUP, INC.

                            By _____________________________________________
                                   Member, Board of Directors

                             Subscription Agreement

     This Subscription Agreement is being delivered by the undersigned to United
Trust Group,  Inc.  (the  "Company")  to purchase  shares of Common Stock of the
Company that are being  offered to me pursuant to the United  Trust Group,  Inc.
Employee and Director Stock  Purchase Plan (the "Plan").  I accept the Company's offer  and  agree to  purchase  shares of  Common  Stock of the  Company  in the offering pursuant to the Plan as follows:

Number of shares being purchased:  ________________________

Price:  $____________ per share ($__________________ in the aggregate)

Manner of payment: ____________________________________________________________

Please  register the shares I am acquiring in my name (as printed  below) at the following address:

_____________________________________________________________________________
[insert the address that will be used for the Company's shareholders' list]

Accompanying this notice is the Stock Restriction and Buy-Sell Agreement which I have executed and join in as a Shareholder of the Company.

I agree and confirm that:

•    I have  received  and read the Plan and  agree to be bound by the terms and conditions  contained in the Plan and in the Stock Restriction and Buy-Sell
     Agreement.

•    I have  received a copy of the  Prospectus  relating  to the  shares  being offered  under the Plan,  and the most  recent  annual  report  and  annual meeting proxy materials of the Company.

•    I  understand  that the  transferability  of the shares I am  acquiring  is subject to restrictions under the Stock Restriction and Buy-Sell Agreement.

•    I agree  that the  certificates  representing  all  shares of Common  Stock acquired  under  the Plan  will bear a legend  providing  notice  that such shares are  restricted  and bound by the terms and  conditions of the Stock
     Restriction and Buy-Sell Agreement, as in effect from time to time.

The foregoing  agreements,  commitments and obligations are being made by and on behalf  of and  shall  be  binding  on me  and  my  heirs,  legatees  and  legal representatives  and any  transferee  with respect to all shares of Common Stock acquired  pursuant to the Plan (or any shares of Common Stock issued pursuant to a stock dividend or stock split thereon or any securities issued in lieu thereof or in substitution or exchange therefor).

     This Subscription  Agreement is being executed and delivered to the Company on _____________________
      [insert date]

         ____________________________________          [signature]

         ____________________________________          [printed name]

                                                                       Exhibit B
                            United Trust Group, Inc.
                              Amended and Restated
                    STOCK RESTRICTION AND BUY-SELL AGREEMENT

     United Trust Group,  Inc. (the  "Company")  adopted the United Trust Group,
Inc.  Stock  Restriction  and  Buy-Sell  Agreement  (the  "Initial   Agreement")
effective  __November  1__,  2002.  The  parties  hereto now desire to amend and restate the Initial  Agreement in the  following  manner  effective  __September
18__, 2003.

     This  Amended  and  Restated  Stock  Restriction  and  Buy-Sell   Agreement
("Agreement"),  dated  ___________,  2003, is made and entered into by and among
United Trust Group, Inc., an Illinois  corporation (the "Holding Company"),  and
the   undersigned   shareholders   of  the  Holding   Company   (individually  a
"Shareholder" and, collectively, the "Shareholders").

                                   Background

     The Holding Company has adopted the United Trust Group,  Inc.  Employee and
Director  Stock Purchase Plan (the "Plan")  pursuant to which certain  employees and directors of the Holding Company and its subsidiaries have been afforded the opportunity to purchase shares of common stock of the Holding  Company.  Each of the Shareholders is executing this Agreement  concurrently  with the purchase of shares  pursuant to the Plan.  As a  condition  to their  participation  in, and purchase of shares under, the Plan, the Shareholders are obligated to enter into this Agreement  imposing certain  restrictions and obligations on themselves and any shares of common  stock of the Holding  Company now or  hereafter  issued to them pursuant to the Plan (the "Shares").  As used in this  Agreement,  the term
"participant"  refers to an employee  or  director  of the  Holding  Company who purchases Shares from the Holding Company pursuant to the Plan.

     Now,  therefore,  in consideration of the premises and the mutual covenants hereinafter set forth and for other good and valuable consideration, the receipt and  sufficiency of which are hereby  acknowledged,  the Holding Company and the
Shareholders agree as follows:

     1. Restriction on Stock. Except as otherwise provided in this Agreement, no
Shareholder shall sell, transfer or otherwise dispose of (whether voluntarily or involuntarily or by operation of law) or agree or commit to sell,  transfer,  or otherwise  dispose  of all or any part of the  Shares  owned by the  Shareholder without complying with the terms of this Agreement.

     2.  Permitted Transfers and Sales of Shares.

          a. Any Shareholder may transfer all or any part of the Shares owned by such  Shareholder  by gift to or for the  benefit of the  Shareholder,  the
     Shareholder's spouse, or the Shareholder's  children.  The transferee shall receive,  hold,  and/or  own  such  Shares  subject  to the  terms  of this
     Agreement and the obligations hereunder of the transferor Shareholder.

          b. Any  Shareholder  may pledge,  mortgage or  otherwise  encumber the
     Shares owned by such Shareholder;  provided,  however,  that this Agreement shall be binding  upon the person in whose favor the  Shareholder  pledges, mortgages or otherwise encumbers any or all of such Shares, and the pledgee shall  receive,  hold,  and/or own such Shares subject to the terms of this
     Agreement  and  the  obligations  hereunder  of  the  pledgor  Shareholder.
     Notwithstanding  the provisions of this Paragraph 2.b., any Shareholder may pledge,  mortgage or  otherwise  encumber any or all of the Shares owned by them for the  purpose of  securing a loan or loans on behalf of the Holding
     Company or any  affiliate  of the Holding  Company,  and the pledgee of any such Shares shall receive,  hold,  and/or own such Shares free of the terms and  restrictions  contained in this Agreement and free of any  obligations hereunder  imposed on any Shareholder or any other person.  For purposes of this Agreement, an "affiliate" shall mean any entity which is controlled by
     the  Holding   Company  or  by  Jesse  Correll,   either   individually  or
     collectively.

          c. Any  Shareholder  may sell,  at any time,  all or a portion  of the
     Shares owned by such  Shareholder in accordance with the provisions of this
     Paragraph 2.c. or Paragraph 2.d. below.

               i. Such  Shares  must  first be offered  for sale to the  Holding
          Company,  and,  within  ten days of its  receipt  of such  offer,  the
          Holding Company (or its designee)  shall purchase such Shares,  at the price and in the manner  provided in Paragraph 4;  provided,  however, that the selling  Shareholder  shall sell to the  Holding  Company not less than the lesser of:

                    (1) all of the Shares then owned by such Shareholder; or

                    (2) that number of Shares whose fair value as  determined in accordance with Paragraph 4 is at least $1,000.

               ii.  If the  Holding  Company  (or its  designee)  is  unable  to purchase all of the Shares to be sold, then the remaining Shareholders will have a ten day option to purchase  such Shares (or the  remainder of such Shares if the Holding  Company  purchases less than all of the
          Shares offered for sale).  All Shareholders who exercise their options to purchase such Shares may purchase an amount of such Shares equal to the  percentage of Shares they own of the total number of Shares owned by all of the Shareholders  exercising their options, at the price and in the manner provided in Paragraph 4.

               iii. If all or any part of the Shares of the selling  Shareholder
          are  not   purchased   by  the  Holding   Company  or  the   remaining
          Shareholders,  or both,  in  accordance  with the  provisions  of this
          Paragraph 2.c, then the selling Shareholder shall be free to sell all, but not less than all, of the Shares not purchased by Holding  Company or the  remaining  Shareholders,  for a  period  of 90 days  from  the expiration  of the  option of the  remaining  Shareholders;  provided, however,  that at the  end of such  90-day  period,  all  restrictions imposed by this Agreement shall again be applicable.

          d. Any  Shareholder  may sell,  donate or otherwise  transfer,  at any time,  all or a portion of the Shares  owned by such  Shareholder  with the prior  consent  and  approval  of the  board of  directors  of the  Holding
     Company.  In  considering  any  request by a  Shareholder  pursuant to this
     Paragraph  2.d., the board of directors shall not be deemed to be under any obligation  to consent to or approve of such request and may  condition its consent and approval on such terms and conditions as the board of directors
     of  the  Holding  Company  deems  appropriate,   in  the  exercise  of  its
     discretion.

     3.  Events Triggering Holding Company's Right to Reacquire Shares.

          a.  Upon  the  death of any  Shareholder,  or the  termination  of any
     Shareholder's  employment  with or  service as a  director  of the  Holding
     Company or any  affiliate  of the  Holding  Company  (whether  by reason of
     retirement,   disability  or  voluntary  or   involuntary   termination  of
     employment,  with or without cause),  the Holding Company (or its designee)
     shall, at its option,  have the right to purchase,  and in the event of the
     exercise  of  such  option,  the  Shareholder,   or  his  or  her  personal
     representative,  spouse  and/or  children,  as the  case  may be,  shall be required to sell, all or any part of such Shares:

               i. then held by such Shareholder; or

               ii.  which were  transferred  by such  Shareholder  to or for the benefit  of such  Shareholder  or his or her  spouse  or  children  in accordance with the terms of Paragraph 2.a of this Agreement; or

               iii.  which  were  transferred  to such  Shareholder's  spouse in accordance with the terms of a decree of divorce.

          b. Upon a non-employee,  non-director  Shareholder's  divorce from the participant in the Plan from whom such Shareholder has acquired Shares, the
     Holding Company shall, at its option,  have the right to purchase,  and, in the event of the exercise of such option, the Shareholder shall be required to sell, all or any part of such Shares then held by such Shareholder, and, at the  discretion  of the board of directors of the Holding  Company,  any
     Shares  which  were   transferred   by  such   non-employee,   non-director
     Shareholder to his or her children in accordance with Paragraph 2.a.

          c. Such  purchase  by the  Holding  Company  upon the  exercise of its options to purchase  granted  under  Paragraph 3.a or 3.b above shall be at the price and in the manner  provided in Paragraph 4 of this  Agreement and shall take place within 90 days of such Shareholder's  death or termination of employment or the entry of a decree of divorce.

          d If all or any part of the Shares of the selling  Shareholder (or his or her personal representative, spouse and/or children who are obligated to sell such  Shares,  as the case may be) are not  purchased  by the  Holding
     Company in accordance  with the  provisions  of this  Paragraph 3, then the selling Shareholder (or his or her personal  representative,  spouse and/or children,  as the case may be) shall be free to sell all, but not less than all, of the Shares not purchased by Holding Company for a period of 90 days from the  expiration  of the  90-day  period  set forth in  Paragraph  3.c;
     provided,  however, that at the end of such 90-day period, all restrictions imposed by this Agreement shall again be applicable.

     4. Purchase Price and Terms of Purchase.  The purchase price for any Shares purchased  pursuant to this Agreement  shall be, on a per Share basis,  equal to the sum of (i) the original  purchase  price(s) paid to acquire such Shares from the Holding Company at the time they were sold pursuant to the Plan and (ii) the consolidated  statutory net earnings  (loss) per Share of such Shares during the period from the end of the month next  preceding  the month in which such Shares were  acquired  pursuant to the Plan to the end of the month next  preceding the month in which the closing of such purchase occurs.  The consolidated  statutory net  earnings  per Share  shall be  computed  as the net  income of the  Holding
Company  and  its  subsidiaries  on a  consolidated  basis  in  accordance  with statutory accounting principles  applicable to insurance companies,  as computed by the Holding Company, less any dividends paid to shareholders. The calculation of net earnings per Share shall be performed on a monthly basis using the number of  common  shares  of the  Holding  Company  outstanding  as of the  end of the reporting period. The purchase price for any Shares purchased hereunder shall be paid in cash within 60 days from the date of purchase  subject to the receipt of any required regulatory approvals as provided in Paragraph 6 of this Agreement.

     5. Tag-along Rights.  If, during the term of this Agreement,  Jesse Correll and his affiliates sell, in one or a series of related  transactions,  more than
50% of the then outstanding shares of common stock of the Holding Company to any third  party  who  is  not  an  affiliate  of  Jesse  Correll,  then  all of the
Shareholders  will be given the  opportunity to sell their Shares either to such third party or to the Holding  Company on the same terms and conditions as Jesse
Correll and his affiliates.

     6.  Regulatory  Approvals.  Should any regulatory  approvals be required in connection with the purchase of any Shares  provided for in this Agreement,  the
Shares and the purchase price therefor shall be escrowed pending receipt of such approvals.  Interest on the purchase  price placed in escrow shall accrue to the benefit of the selling  Shareholder  regardless  of whether the sale  ultimately takes place. Notwithstanding the necessity of obtaining any regulatory approval, the sale of any Shares hereunder must close, if at all, within 150 days from the date the Shares were first offered for sale or the date of death, termination of employment or divorce of a selling Shareholder.

     7. Endorsement on Stock Certificates.  All stock certificates  representing the Shares of the Holding Company shall contain the following legend:

"The shares  represented by this  certificate  may not be transferred  except in accordance  with the terms  contained in a certain  Amended and  Restated  Stock
Restriction and Buy-Sell Agreement dated as of ______________,  2003.  Transfers in  violation  of that  Agreement  are  void.  A copy of that  Agreement  may be obtained from United Trust Group, Inc."

     8. Notice.  Any notice  required or permitted under this Agreement shall be in writing,  shall be delivered to the residence or principal  place of business of the  intended  recipient  as noted on the stock  record  books of the Holding
Company, by either registered mail,  overnight courier service or hand delivery, and shall be  deemed  received  the third  business  day  after  such  notice is deposited in the U.S. mail,  postage prepaid the next business day after deposit with an overnight courier service or the date of hand delivery.

     9. Binding  Effect.  This Agreement shall be binding on the parties hereto, their successors, assigns, estates and heirs, and on any transferee of Shares of the Holding  Company.  As a condition of any transfer of Shares,  including  any transfer on the books of the Holding  Company and the  issuance of  certificates representing  such Shares,  the transfer  must be made in  accordance  with this
Agreement and the  transferee of such Shares shall execute and become a party to this  Agreement.  Any  attempt  to  transfer  Shares  or to  assign  rights  and obligations  under this Agreement,  whether  voluntarily or by operation of law, shall  be  void  and  shall  not  be  binding  on  the  Holding  Company  or its
Shareholders unless done in accordance with the terms of this Agreement.

     10. Other  Shareholders.  The Holding Company may issue  additional  Shares pursuant to the Plan for such consideration as may be determined by the Board of
Directors of the Holding Company. The Holding Company agrees that no such Shares shall be issued  pursuant  to the Plan except upon  agreement  by the  purchaser thereof to become a party to and be bound by the provisions of this Agreement by executing this Agreement in the spaces provided  below.  From and after the date of issuance of such Shares,  the purchaser  thereof shall, for all purposes,  be deemed to be a Shareholder as that term is used in this Agreement.

     11. Amendments and Waivers.  This Agreement may be amended or modified only by an instrument in writing  signed by the Holding  Company and the holders of a majority of the outstanding  Shares that are subject to this Agreement,  and any provision  of this  Agreement  may be waived by the  board of  directors  of the
Holding  Company;  provided,  however,  that no such amendment,  modification or waiver shall,  unless by an instrument  signed by the Holding Company and all of the  Shareholders  [i] differ in effect on any  Shareholder  in a  material  and adverse manner from the effect of such amendment,  modification or waiver on the holders of a majority of the Shares, [ii] create any additional obligation for a
Shareholder  without  creating  similar  obligations  on the other  Shareholders without the prior written consent of the Shareholder so affected, or [iii] alter the terms of Paragraph 5 of this Agreement.

     12. Termination of Agreement.  This Agreement may be voluntarily terminated by the affirmative vote of at least two-thirds of the outstanding  Shares.  This
Agreement will automatically  terminate if Jesse Correll and his affiliates sell substantially all of their shares of common stock of the Holding Company and all
Shareholders  have had the same opportunity to sell their Shares as provided for in Paragraph 5.

     13.  Counterparts.  This Agreement may be executed in counterparts,  all of which taken together shall constitute one and the same agreement.

     14. Retroactive Effect;  Status of Initial Agreement.  This Agreement shall be binding upon each  Shareholder  who becomes a signatory to this Agreement and shall supersede the Initial Agreement with respect to all shares of common stock of the Holding  Company issued to such  Shareholder  under the Plan. The Initial
Agreement  shall remain in full force and effect with respect to any participant who is a signatory to the Initial  Agreement  who does not become a signatory to this Agreement. In the event all participants who are signatories to the Initial
Agreement  become  signatories to this  Agreement,  the Initial  Agreement shall terminate and no longer be of any effect. The failure of any such participant to become  a  signatory  to  this  Agreement  shall  not  affect  the  validity  or enforceability of this Agreement against any signatory to this Agreement.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

                             UNITED TRUST GROUP, INC.

                             By___________________________

                             Title___Senior Vice President_____

                            United Trust Group, Inc.

                    STOCK RESTRICTION AND BUY-SELL AGREEMENT

The  undersigned  does  hereby  execute  and become a party to the United  Trust
Group, Inc. Amended and Restated Stock Restriction and Buy-Sell  Agreement dated as of _____________, 2003.

                             _______________________________
                             Shareholder Signature

                             Printed
                             Name:  ________________________

                             Date:  ________________________